                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 28, 2005

                       INTERACTIVE SYSTEMS WORLDWIDE INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

          000-21831                                      22-3375134
--------------------------------------------------------------------------------
   (Commission File Number)                  (IRS Employer Identification No.)

        2 Andrews Drive, West Paterson, NJ                         07424
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                    (Zip Code)

                                 (973) 256-8181
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


 |_| Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

 |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

 |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         At a December 28, 2005 meeting of the Board of Directors of Interactive Systems Worldwide Inc. (the "Company"), Barry Mindes, the Company's founder, Chairman of the Board and Chief Executive Officer, informed the Board that he has decided not to renew his employment agreement when it expires on December 31, 2005. Accordingly, he will thereafter no longer be the Company's principal executive officer. Mr. Mindes, who is 74 years old, will continue as a director and Chairman of the Board in a non-executive capacity. At its December 28 meeting the Board elected Bernard Albanese Chief Executive Officer of the Company, effective on January 1, 2006. Mr. Albanese is currently President of the Company.

         Mr. Albanese, who is 58 years old, has served as President of the Company since September 1996, as Treasurer between July 1995 and March 2002, as Vice President--Systems from July 1995 until August 1996, and as a director since October 1996. From 1993 to 1995, Mr. Albanese was Vice President--Operations of Advanced Data Systems Inc., a provider of medical-related computer systems, in which position he was a responsible for all installation, training and telephone support for an installed base of over 1,000 customers.

         The Company's existing employment agreement, dated as of June 22, 2005 with Mr. Albanese, for the period from June 22, 2005 through June 30, 2006, continues unchanged. Pursuant to the employment agreement, Mr. Albanese receives a base salary of not less than $300,000 per annum; such salary increases, bonuses or other incentive compensation as may be approved by the Board; and other benefits. Under certain circumstances upon the termination of his employment with the Company, Mr. Albanese will also receive severance payments equal to one year's base salary and continuation of other benefits for one year. Further, the employment agreement permits Mr. Albanese to retire at any time during the term of the agreement upon 60 days notice, and if he elects to do so he is entitled to receive the same severance benefits described above. The preceding employment agreement summary is not intended to be complete and is qualified in its entirety by reference to the detailed provisions in the employment agreements which is incorporated by reference in Exhibit 10.1 hereto.

ITEM 5.03   AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
            FISCAL YEAR

         On December 28, 2005 the Board of Directors amended the Company's By-Laws, effective immediately, to eliminate the requirement that the Chairman of the Board be the Company's Chief Executive Officer.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number               Description of Document
--------------               -----------------------

3.2 By-Laws of the Company, as amended, incorporated by reference to Exhibit 3.2 contained in the Company's Annual Report on Form 10-KSB for the year ended September 30, 2005, dated and filed December 29, 2005.

10.1 Employment Agreement, dated as of June 22, 2005, between the Company and Bernard Albanese, incorporated by reference to Exhibit 10.1 contained in the Company's Current Report on Form 8-K dated and filed June 24, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             INTERACTIVE SYSTEMS WORLDWIDE INC.
                                             (Registrant)

Date: January 3, 2006                        By: /s/ Bernard Albanese
                                                 -----------------------------
                                                 Bernard Albanese
                                                 President